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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 15, 2002

ALLIANCE PHARMACEUTICAL CORP.
(Exact Name of Registrant as Specified in Charter)

NEW YORK	0-12950	14-1644018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
3040 SCIENCE PARK ROAD SAN DIEGO, CALIFORNIA		92121
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (858) 410-5200

N/A
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

        On November 4, 1999, Alliance Pharmaceutical Corp. (the "Registrant") announced that it completed the transfer to Inhale Therapeutic Systems, Inc. ("Inhale") of the Registrant's Pulmospheres-Registered Trademark- particle and particle processing technology and other related assets for use in respiratory drug delivery, in accordance with terms of the following agreements between the Registrant and Inhale (all of which are dated as of November 4, 1999, except the Asset Purchase Agreement, which is dated as of October 4, 1999): (1) the Asset Purchase Agreement, (2) the License Agreement (License to Inhale), (3) the License Agreement (License to Alliance), (4) the Product Development Rights Agreement and (5) the Escrow Agreement (collectively, the "Original Agreements"). A copy of each of the Original Agreements (excluding the Escrow Agreement referenced in clause (5) above) is included as Exhibits 2(a) through 2(d) to the Registrant's Form 8-K, dated November 18, 1999 and filed with the Securities and Exchange Commission on November 19, 1999.

        On March 19, 2002, the Registrant and Inhale announced that they had entered into a Supplemental Agreement (the "Supplemental Agreement") which amended certain terms of the Original Agreements. Under the terms of the Supplemental Agreement: (1) Inhale obtained the right to use the PulmoSpheres technology for alternative methods of delivery in addition to inhaleable applications, (2) the Registrant assigned five new patent applications covering methods of producing microparticles to Inhale, (3) the Registrant (x) retained the rights to use the transferred technology on products to be instilled directly into the lung and (y) obtained the rights to commercialize up to four products administered with inhalers, two of which will be royalty-free, and (4) Inhale (x) paid the Registrant $5.25 million in connection with the closing of the Supplemental Agreement and (y) will pay the Registrant future milestone or royalty payments on a reduced number of products developed by Inhale or its licensees utilizing the transferred technology. In addition, Inhale purchased chemicals used in the production of the PulmoSpheres technology from the Registrant in accordance with the Original Agreements and obtained an option under the Supplemental Agreement to purchase additional such material from the Registrant through September 2003.

        A copy of the Supplemental Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the Registrant's press release dated March 19, 2002 announcing the Supplemental Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial Statements

        none

(b)
Pro Formal Financial Statements

        none

(c)
Exhibits

Exhibit No.	Exhibit
10.1	Supplemental Agreement dated as of March 15, 2002 by and between the Registrant and Inhale Therapeutic Systems, Inc.*
99.1	Press release dated March 19, 2002.

*
Confidential Treatment has been requested for a portion of this Exhibit.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE PHARMACEUTICAL CORP.
	By:	/s/ Theodore D. Roth Theodore D. Roth President and Chief Operating Officer
Dated: March 27, 2002

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SIGNATURES